UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): November 19, 2013

Morris Business Development Company

(Exact name of registrant as specified in its charter)

California	814-00724	33-0795854
(State or other jurisdiction	(Commission	(IRS Employer
incorporation)	File Number)	I.D. Number)

220 Nice Lane #108, Newport Beach, CA	92663
(Address of principal executive offices)	(Zip Code)

Mail Address; Box 1009 Newport Beach, CA 92659

Registrant’s telephone number, including area code

(310) 493 2244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Resignation of Registrant’s Certifying Accountant.

On November 19, 2013, Anton and Chia, LLP resigned as the registered public accounting firm of the Company.

During the most recent fiscal year and quarterlies through the date of this report, there were no (1) disagreements with Anton and Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Anton and Chia to make reference in its reports on the Company’s financial statements for such year to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Anton and Chia furnished the company with a communication addressed to the Securities and Exchange Commission reporting in the same like. A copy of such communication is attached as Exhibit 16.1 to this Form 8-K.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Anton & Chia LLC dated December , 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORRIS BUSINESS DEVELOPMENT COMPANY

Dated: December 20, 2013	By:	/s/ George Morris
	Name:	George Morris
	Title:	President